OPPENHEIMER INTERNATIONAL BOND FUND

Supplement dated June 16, 2014 to the

Prospectus and Statement of Additional Information dated January 28, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Bond Fund (the “Fund”), each dated January 28, 2014 and is in addition to any other supplement(s).

Effective June 30, 2014:

1.	The section titled “Portfolio Managers” on page 6 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Sara J. Zervos, Ph.D. and Hemant Baijal. Ms. Zervos has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Baijal has been a portfolio manager and Vice President of the Fund since January 2013.

2.	The section titled “Portfolio Managers” on page 15 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Sara J. Zervos, Ph.D. and Hemant Baijal, who are primarily responsible for the day-to-day management of the Fund’s investments. Ms. Zervos has been a portfolio manager and Vice President of the Fund since April 2009. Mr. Baijal has been a portfolio manager and Vice President of the Fund since January 2013.

Ms. Zervos has been a Senior Vice President of the Sub-Adviser since January 2011, the Head of the Sub-Adviser’s Global Debt Team since October 2010, and is the team’s Director of International Research. Ms. Zervos serves on the Board of the Emerging Market Trade Association (EMTA) since January 2014 and is a member of the Federal Reserve Bank of New York Foreign Exchange Committee since January 2014. She was a Vice President of the Sub-Adviser from April 2008 to December 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital

Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Baijal has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since July 2011. Prior to joining the Sub-Adviser, Mr. Baijal co-founded Six Seasons Global Asset Management, where he served as Partner and Portfolio Manager from January 2009 to December 2010. Mr. Baijal was also a Partner and Portfolio Manager at Aravali Partners, LLC from September 2006 to December 2008, and a

Partner and Portfolio Manager at Havell Capital Management, LLC from November 1996 to August 2006.

3.	The section titled “Portfolio Managers” on page 46 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Sara J. Zervos and Hemant Baijal (the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

•	Other Accounts Managed. In addition to managing the Fund's investment portfolio, Ms. Zervos and Mr. Baijal may also manage other investment portfolios and accounts on behalf of the Sub-Advisor or its affiliates. The following table provides information regarding the other portfolios and accounts managed as of September 30, 2013. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Sara J. Zervos	6	$10.69	2	$2.80	0	$0
Hemant Baijal	0	$0	0	$0	0	$0

1. In billions.

2. In millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

4.	The section titled “Ownership of Fund Shares” on page 47 of the SAI is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of September 30, 2013, the Portfolio Manager beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Ownership
Sara J. Zervos	$500,001-$1,000,000
Hemant Baijal	$100,001-$500,000

5.	All references to Arthur P. Steinmetz contained within the Prospectus and SAI are hereby removed.

June 16, 2014	PS0880.40